UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. 1)

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INDUSTRIAL MINERALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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INDUSTRIAL MINERALS, INC.
Suite 201, 290 Picton Avenue
Ottawa, Ontario, Canada  K1Z 8P8
May 31, 2011

INDUSTRIAL MINERALS, INC.

ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

June 29, 2011

CONTENTS

Letter to Stockholders, May 31, 2011
Proxy Statement, including Notice of Annual Meeting

Appendix A –
2011 Stock Option Plan
Appendix B  –
Proposed Amendments to the Bylaws
Appendix C –
Blacklined Proposed Amendments to the Bylaws

Industrial Minerals, Inc. Suite 201, 290 Picton Ave., Ottawa, Ontario, Canada K1Z 8P8 Phone: (613) 241-9959
May 31, 2011

Dear Stockholder:

You are invited to attend the 2011 Annual and Special Meeting of Industrial Minerals, Inc. (“Industrial” or the “Company”), which will be held at the offices of the Company at Suite 201, 290 Picton Ave., Ottawa, Ontario, Canada K1Z 8P8 at 11 am Eastern Standard Time on June 29, 2011.

The CEO of Industrial Minerals, Inc. will be attending and will respond to questions after the meeting. We will review the business operations of Industrial for 2010 and the first quarter of 2011 and provide a business update, including the recent activities our subsidiary, Northern Graphite Corporation (“Northern”). Formal business will include the election of directors, a motion to change the Company’s name to “Mindesta Inc.”, approval of a plan to consolidate the Company’s stock on a 20:1 basis, the approval of the 2011 Stock Option Plan, amendment of Articles III and Item 7 of Article I of the Company’s bylaws and ratification of the continued appointment of Meyers Norris Penny LLP as our independent auditors.

Please read the proxy materials carefully. Your vote is important. Industrial appreciates you considering and acting on the proposals presented.

Yours truly,

/s/ Gregory Bowes
Gregory Bowes
President and CEO

INDUSTRIAL MINERALS, INC.
290 Picton Avenue, Suite 201
Ottawa, ON, K1Z 8P8

Notice of Annual and Special Meeting of Stockholders

To all Stockholders of INDUSTRIAL MINERALS, INC.:

You are invited to attend the 2011 Annual and Special Meeting of Stockholders (the “Annual Meeting”) of Industrial Minerals, Inc. (the “Company”).  The Annual Meeting will be held at offices of the Company at Suite 201, 290 Picton Ave., Ottawa, Ontario, Canada K1Z 8P8 at 11am Eastern Standard Time on June 29, 2011. The purposes of the meeting are:

●
The election of the Nominees to the Company’s Board of Directors to serve until the Company’s 2012 Annual Meeting of Stockholders, or until successors are duly elected and qualified.  The following are the Nominees for election as Directors: Campbell Birge, Gregory Bowes and Douglas Perkins;

●	To approve the Company’s 2011 Stock Option Plan (the “2011 Plan”);

●	To approve a change to the Company’s name to ”Mindesta Inc.”

●	To approve a plan to consolidate the Company’s stock on a 20:1 basis

●	To amend Item 7 of Article 1 of the Company’s bylaws to define quorum as “one third” of all outstanding shares.

●	To amend Article III of the Company’s bylaws to define the Company’s executive positions to “President or CEO” and “Treasurer or CFO”.

●	Ratification of the appointment of Independent Registered Public Accountants, Meyers Norris Penny LLP as the Company’s auditors; and

●	Any other business that may properly come before the meeting.

The Board of Directors has fixed May 25th, 2011 as the record date for the Annual Meeting.  Only stockholders of the Company of record at the close of business on that date will be entitled to receive notice of, and to vote at, the Annual Meeting.  A list of stockholders as of May 25th, 2011, will be available at the Annual Meeting for inspection by any stockholder.

Stockholders will need to register at the meeting to attend the meeting.  If you are a stockholder of record, meaning that you hold shares directly in your name, the Secretary of the Meeting will have your name on a list, and you will be able to gain entry with a form of government-issued photo identification, such as a driver’s license, state-issued ID card, or passport. If your shares are not registered in your name, you will need to bring proof of your ownership of those shares to the meeting in order to register.  You should ask the broker, bank or other institution that holds your shares to provide you with either a copy of an account statement or a letter that shows your ownership of Industrial Minerals, Inc. shares as of May 25th, 2011.  Please bring that documentation to the meeting to register.

IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 29, 2011. The proxy statement on Schedule 14A and Annual Report on Form 10-K to security holders are available at the SEC’s website www.sec.gov/edgar.shtml.

Whether or not you expect to attend the Annual Meeting, please sign and return the enclosed proxy promptly.  If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

By Order of the Board of Directors,

/s/ Gregory Bowes
Gregory Bowes, Director
Ottawa, Canada

May 31, 2011

INDUSTRIAL MINERALS, INC.
290 Picton Avenue, Suite 201
Ottawa, Ontario, Canada K1Z 8P8

Proxy Statement
for
Annual and Special Meeting of Stockholders

To Be Held June 29, 2011

Unless the context requires otherwise, references in this statement to “Industrial”, the “Company”, “we”, “us”, or “our” refer to Industrial Minerals, Inc.

The Annual Meeting of Stockholders of Industrial will be held on June 29, 2011, at the offices of Industrial Minerals, Inc. at Suite 201, 290 Picton Avenue, Ottawa, Ontario, Canada K1Z 8P8 at 11am Eastern Standard Time.  We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for this Annual Meeting.  The Company anticipates that this Proxy Statement and the form of proxy will first be mailed to holders of the Company’s Stock on or about June 6th, 2011.

You are invited to attend the meeting at the above stated time and location.  If you plan to attend and your shares are held in “street name” – in an account with a bank, broker, or other nominee- you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares by completing and returning the proxy card or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.  A returned signed proxy card without an indication of how shares should be voted will be voted FOR the election of all Directors, FOR the approval of the 2011 Plan, FOR the approval of a change in the Company’s name to “Mindesta Inc.”, FOR the approval of the plan to consolidate the Company’s stock on a 20:1 basis, FOR the approval to amend Item 7 of Article 1 of the Company’s bylaws to define quorum  as “one third” of all outstanding shares, FOR the approval to amend Article III of the Company’s bylaws to define the Company’s executive positions as “President or CEO” and “Treasurer or CFO”, and FOR the ratification of Meyers Norris Penny LLP as Independent Registered Public Accountants.

Our corporate bylaws define a quorum as fifty percent of the voting power of the issued and outstanding voting stock present in person or by proxy.  The Company’s Articles of Incorporation do not allow cumulative voting for Directors.  The nominees who receive the most votes will be elected.   The approval of the 2011 Plan, the approval of achange in the Company’s name to “Mindesta Inc.”, the approval of the plan to consolidate the Company’s stock on a 20:1 basis, the approval to amend Item 7 of Article 1 of the Company’s bylaws to define quorum as “one third” of all outstanding shares, the approval to amend Article III of the Company’s bylaws to define the Company’s executive positions as “President or CEO” and “Treasurer or CFO”, and the ratification of auditors will be approved if the votes cast by persons present at the Annual Meeting or represented by proxy in favour of the proposal exceed the votes cast against such proposal. Abstentions and broker non-votes will not be counted either in favour or against such proposals.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a stockholder of record at the close of business on May 25, 2011, and are entitled to vote at the Annual Meeting.  This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote.  It provides information on these issues so that you can make an informed decision.  You do not need to attend the Annual Meeting to vote your shares.

When you sign the proxy card, you appoint Gregory Bowes, a Director of Industrial, as your representative at the meeting.  As your representative, he will vote your shares at the meeting (or any adjournments or postponements) as you have instructed on the proxy card.  With proxy voting, your shares will be voted whether or not you attend the Annual Meeting.  Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting, just in case your plans change.

If an issue comes up for vote at the meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representative will vote your shares, under your proxy, at his discretion, subject to any limitations imposed by law.

When should the Proxy be returned?

The proxy should be returned as soon as possible to ensure that it is received prior to the Annual Meeting, 2011.

When is the record date?

The Board of Directors has fixed May 25, 2011, as the record date for the Annual Meeting.  Only holders of Industrial’ voting stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many shares are outstanding?

As of May 25, 2011, the Company had 177,701,614 shares of Common Stock issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

Proposal 1: The election of three (3) directors for terms expiring at the next Annual Meeting in 2012 or until successors are duly elected and qualified;

Proposal 2: The approval of the 2011 Plan;

Proposal 3: The approval of a change of the Company’s name to “Mindesta Inc.”

Proposal 4: The approval of a plan to consolidate the Company’s stock on a 20:1 basis

Proposal 5: The approval to amend Item 7 of Article 1 of the Company’s bylaws to define quorum as “one third” of all outstanding shares.

Proposal 6: The approval to amend Article III of the Company’s bylaws to define the Company’s executive positions as “President or CEO” and “Treasurer or CFO”.

Proposal 7: Ratification of the appointment of Independent Registered Public Accountants, Meyers Norris Penny LLP

Any other business that may properly come before the meeting.

The Amended and Restated Bylaws of the Corporation incorporating each of the proposed amendments (see Proposed Actions 5 and 6) is attached as Appendix B. A version of the Bylaws marked to show the proposed amendments compared to the current Bylaws is attached as Appendix C.

Each share of Common Stock is entitled to one vote.  No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR each of the nominees to the Board; FOR the approval of the 2011 Plan, FOR the approval of a change to the Company’s name to ”Mindesta Inc.”, FOR the approval of the plan to consolidate the Company’s stock on a 20:1 basis, FOR the approval to amend Item 7 of Article 1 of the Company’s bylaws to define quorum  as “one third” of all outstanding shares, FOR the approval to amend Article III of the Company’s bylaws to define the Company’s executive positions as “President or CEO” and “Treasurer or CFO”, and FOR the ratification of Meyers Norris Penny LLP as Independent Registered Public Accountants.

How do I vote?

You have several voting options.  You may vote by:

Vote by internet (www.proxyvote.com) following instructions provided on the proxy card;

Vote by phone (1-800-690-6903) following instructions provided on the proxy card;

Signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope; or

Attending the Annual Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account.  You are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors.  In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate.  Recent changes in regulation were made to take away the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis.  Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf.  Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the approval of a change to the Company’s name to ”Mindesta Inc.”, the approval of the plan to consolidate the Company’s stock on a 20:1 basis, the approval to amend Item 7 of Article 1 of the Company’s bylaws to define quorum  as “one third” of all outstanding shares, the approval to amend Article III of the Company’s bylaws to define the Company’s executive positions as “President or CEO” and “Treasurer or CFO”, and the ratification of the appointment of Meyers Norris Penny LLP as the Company’s independent registered public accounting firm.  They will not have discretion to vote uninstructed shares on the approval and ratification of the adoption of the 2011 Plan.  If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the proposals at the Annual Meeting.

Can stockholders vote in person at the Annual Meeting?

The Company will pass out written ballots to anyone who wants to vote at the meeting.  If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it likely means that you have multiple accounts with the transfer agent and/or with stockbrokers.  Please vote all of the shares.

What if I share an address with another stockholder and we received only one copy of the proxy materials?

If certain requirements are met under relevant U.S. securities law, including in some circumstances the stockholders’ prior written consent, we are permitted to deliver one annual report and one proxy statement to a group of stockholders who share the same address.  If you share an address with another stockholder and have received only one copy of the proxy materials, but desire another copy, please send a written request to our offices at the address below or call us at (613) 241-9959 to request another copy of the proxy materials.  Please note that each stockholder should receive a separate proxy card to vote the shares they own.

Send requests to:
Industrial Minerals, Inc.
Suite 201, 290 Picton Avenue
Ottawa, ON K1Z 8P8

Attention: Chief Executive Officer

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting.  You may do this by:

Signing another proxy with a later date and mailing it to the Company’s Chief Executive Officer at the Company’s principal executive offices, so long as it is received prior to 5 p.m., EST, on June 28, 2011;

Voting in person at the Annual Meeting; or

Giving written notice to the Company’s Chief Executive Officer at the address given above, prior to 5 p.m., EST, on June 28, 2011.

How many votes do you need to hold the meeting?

To conduct the Annual Meeting, the Company must have a quorum, which means that 50% of the outstanding voting shares of the Company as of the record date must be present at the meeting.  Your shares will be counted as present at the Annual Meeting if you:

Submit a properly executed proxy card (even if you do not provide voting instructions); or

Attend the Annual Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum.  If a quorum is present, abstentions will not be included in vote totals and will not affect the outcome of the vote of any proposal contained in this year’s Proxy Statement.

How many votes are needed to elect directors?

The nominees for election as directors at the 2011 Annual Meeting will be elected by a plurality of the votes cast at the meeting.  A properly executed proxy card marked “Withheld” with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees.

How many votes are needed to approve the 2011 Plan, to approve changing the Company’s name to ”Mindesta Inc.”, to approve the plan to consolidate the Company’s stock on a 20:1 basis, to approve the plan to amend Item 7 of Article 1 of the Company’s bylaws to define quorum  as “one third” of all outstanding shares, to approve the plan to amend Article III of the Company’s bylaws to define the Company’s executive positions as “President or CEO” and “Treasurer or CFO”, and ratify the engagement of the independent accountants?

The approval of the 2011 Plan, the approval of a changein the Company’s name to ”Mindesta Inc.”, the approval of the plan to consolidate the Company’s stock on a 20:1 basis, the approval to amend Item 7 of Article 1 of the Company’s bylaws to define quorum  as “one third” of all outstanding shares, the approval to amend Article III of the Company’s bylaws to define the Company’s executive positions as “President or CEO” and “Treasurer or CFO”, and the ratification of the independent accountants will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal (a majority of shares voting).  A properly executed proxy card marked “Abstain” with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.  Broker non-votes will also not be counted FOR or AGAINST this proposal.

Will my shares be voted if I do not sign and return my Proxy Card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the meeting.

How are votes counted?

Your shares will be voted as you indicate.  If you just sign your proxy card with no further instructions, your shares will be voted:

FOR each director nominee for terms expiring in 2012 or until successors are duly elected and qualified;

FOR the approval of the 2011 Plan;

FOR the approval of a change in the Company’s name to ”Mindesta Inc.”;

FOR the approval of a plan to consolidate the Company’s stock on a 20:1 basis

FOR the approval to amend Item 7 of Article 1 of the Company’s bylaws to define quorum as “one third” of all outstanding shares.

FOR the approval to amend Article III of the Company’s bylaws to define the Company’s positions to “President or CEO” and “Treasurer or CFO”.

FOR the ratification of the appointment of Meyers Norris Penny LLP as Independent Registered Public Accountants.

Voting results will be tabulated and certified by the Corporate Secretary.

Where can I find the voting results of the meeting?

The Company will publish the results in a Report on Form 8-K, which will be filed with the Securities and Exchange Commission (SEC) within four (4) business days of the Annual Meeting.

Who will pay for the costs of soliciting proxies?

The Company will bear the cost of soliciting proxies.  In an effort to have as large a representation at the meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances.  These individuals will receive no additional compensation for their services other than their regular salaries.  Additionally, the Company may hire a proxy solicitor to help reach the quorum requirement.  The Company will pay a reasonable fee in relation to these services.  Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s Common Stock on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

When are stockholder proposals due for the next annual meeting of Stockholders?

In order to be considered for inclusion in next year’s proxy statement, stockholder proposals must be submitted in writing to the Company’s Chief Executive Officer at Industrial Minerals, Inc. at Suite 201, 290 Picton Avenue, Ottawa, Ontario, Canada K1Z 8P8, and received no later than January 12, 2012.  Similarly, stockholder proposals not submitted for inclusion in the proxy statement and received after March 28, 2012 will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934.

What materials accompany this proxy statement?

The following materials accompany this proxy statement:

1.	Form Proxy Card;

2.	A Letter to Stockholders dated May 31, 2011; and

3.	Form 10-K for the year ended December 31, 2010.

GENERAL QUESTIONS ON PROPOSAL 1

What is the current composition of the Board?

The Company’s current bylaws require the Board of Directors to have at least one (1) Director and the maximum number of Directors can be set by Board of Directors.  The current Board is composed of three (3) Directors, of which two are deemed independent by the Board of Directors – Douglas Perkins and Campbell Birge.  Gregory Bowes is not independent.

Is the Board divided into classes?  How long is the term?

No, the Board is not divided into classes.  All directors serve one-year terms (or less) until their successors are elected and qualified at the next Annual Meeting or until successors are duly elected and qualified.

Who is standing for election this year?

The Board of Directors has nominated the following three (3) current Board Members for election at the 2011 Annual Meeting, to hold office until the 2012 Annual Meeting or until successors are duly elected and qualified:

Douglas Perkins;

Gregory Bowes;

Campbell Birge;

What if a nominee is unable or unwilling to serve?

Should any one or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board of Directors may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

How are nominees elected?

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

The Board of Directors recommends a vote FOR each of the nominees.

INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES

The following table sets forth certain information with respect to our current Directors and executive officers.  The term for each Director expires at our next annual meeting or until his or her successor is appointed and qualified.  The ages of the Directors and Officers are shown as of March 31, 2011.

Name and Municipality of Residence	Current Office with Industrial	Principal Occupation in the Last Five Years	Director Since
Campbell Birge Shawnigan Lake, British Columbia	Director
Mr. Birge has been the Chief Financial Officer of Wind Works Power Corp since September of 2009.  He was previously the President, Chief Executive Officer and a Director of Ammex Gold Mining Corp., a publicly traded gold mining company, from December 2007 until September 2009.  Prior to that, he was President, Chief Executive Officer and a Director of the Company  from October 2006 until April 2007.  He served on the Advisory Board and as Vice President of Operations of the Trust for Sustainable Development and was Business and Operations Analyst – Southern Ontario for Bell Canada Mobile.  Mr. Birge was an Associate Professor at United States International University (Mexico City Campus) and was twice elected to serve on the Academic Counsel as the Head of Graduate Business Studies. He is a consultant to public and private companies doing business in Canada, the United States and Mexico and is also a partner in a Honda car dealership.  Mr. Birge attended Simon Fraser University (BA), the University of Calgary (B.Ed) and the United States International University (M.Sc.). Mr. Birge is 57 years old.

May 2010
Gregory Bowes Carleton Place, Ontario, Canada	Director, Chief Executive Officer, Chief Financial Officer
Appointed a director on June 23, 2008 and CEO/CFO on May 10, 2010, Mr. Bowes holds an MBA in Finance and Accounting from Queens University (1979) and an Honors BA in Earth Sciences (Geology) from the University of Waterloo (1977). Mr. Bowes has been CFO and Senior VP of Orezone Gold Corporation, a publicly traded mining company with projects in West Africa. From February of 2006 to March of 2008, Mr. Bowes was the President and CEO of San Anton Resource Corporation, an exploration company listed on the Toronto Stock Exchange. From January of 2004 to March of 2007, Mr. Bowes was the Vice President and then Chief Financial Officer of Orezone Resources Inc. which was listed on the Toronto Stock Exchange. Mr. Bowes is 56 years old. In May 2009, Mr. Bowes was appointed President and CEO of the Company’s wholly owned subsidiary, Northern Graphite.

June 2008
Douglas Perkins Montreal, Quebec, Canada	Director, Chairman of the Audit Committee	Mr. Perkins is an experienced mining company executive who currently provides executive management services on a contract basis through 7264496 Canada Inc. These same services were previously provided	March 2011

through Perkins International.  From November, 2005 until February, 2010 he was Chief Executive Officer and Executive Director of GMA Resources Plc, an AIM listed company in London, United Kingdom, which evolved from a junior explorer to a mid size gold producer through the successful development and construction of a heap leach gold mine in Algeria.  Mr. Perkins was Vice President and Chief Financial Officer of Orezone Resources Inc. (ORZ:TSX) from January, 2003 to October, 2005.  He earned a Bachelor of Commerce degree, majoring in accounting, from Concordia University in 1978 and is fluently bilingual in French and English.  Mr. Perkins is 58 years old.

Family Relationships

None of our Directors, executive officers, or key employees is related by blood, marriage, or adoption to any other Director, executive officer, or other key employee.  To our knowledge, there are no arrangements or understanding between any of our officers and any other person, including Directors, pursuant to which the officer was selected to serve as an officer.

CORPORATE GOVERNANCE
BOARD OF DIRECTORS STRUCTURE

General Structure

The Company’s current bylaws require the Board of Directors to have at least one (1) Director and the maximum number of Directors can be set by Board of Directors.  The current Board is composed of three (3) Directors.

Director Independence

The Company  had three (3) directors at May 25, 2011 as follows, of which two (2) are independent:

Gregory Bowes;

Campbell Birge (Independent); and

Douglas Perkins (Independent).

An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence under the Sarbanes-Oxley Act of 2002, Section 10A(m)(3) and Rule 10A-3 of the United States Securities Exchange Act of 1934, as amended, and under Section 803 of the NYSE AMEX Company Guide.

MEETINGS OF THE BOARD AND BOARD MEMBER ATTENDANCE
AT ANNUAL MEETING

During the fiscal year ending December 31, 2010, the Board held two (2) meetings of the Board and all directors were in attendance.  A number of resolutions of the Board of Directors were passed through the use of unanimous written consent resolutions during 2010.

The Board members are not required to attend the annual meeting.  The Company has not held an annual meeting of shareholders for a number of years due to financial difficulties.

COMMUNICATIONS TO THE BOARD

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Chief Executive Officer, of Industrial Minerals, Inc. at Suite 201, 290 Picton Avenue, Ottawa, Ontario, Canada K1Z 8P8.   The Company’s CEO will forward communications directly to the appropriate Board member.  If the correspondence is not addressed to a particular member, the communication will be forwarded to a Board member to bring the letter to the attention of the Board.  The Company’s CEO will review all communications before forwarding them to the appropriate Board member.

BOARD COMMITTEES

The Company’s Board of Directors has established three board committees: an Audit Committee, a Compensation and Nominating Committee and a Corporate Governance Committee.

Board Committees

The information below sets out the current members of each of Industrial’ board committees and summarizes the functions of each of the committees in accordance with their mandates.

Audit Committee

The Audit Committee is comprised of Messrs. Birge, Bowes, and Perkins. Mr. Bowes is CEO/CFO and therefore not independent.  Mr. Bowes serves as a member of the Audit Committee due to the small size of the Company, the small size of the Audit Committee, and Mr. Bowes’ experience in financial and accounting matters for public companies.  Mr. Birge is independent.  Mr. Perkins was appointed to the board of directors effective April 20, 2011 and now serves as Chairman of the Audit Committee and is an independent director.  Each member of the Audit Committee is financially literate as determined by the Board of Directors in the exercise of its business judgment,

The Audit Committee is a committee of the Board of Directors which assists the Board in overseeing the Company’s financial controls and reporting and in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company.  The Audit Committee’s primary duties and responsibilities are to:

●  Oversee: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements with respect to financial controls and reporting; and (iii) the auditors’ qualifications and independence.

●  Serve as an independent and objective party to monitor the Company’s financial reporting processes and internal control systems.

● Review and appraise the audit activities of the Company’s independent auditors.

●  Provide open lines of communication among the independent auditors, financial and senior management and the Board of Directors for financial reporting and control matters.

Members of the Audit Committee are appointed and removed by the Board of Directors. The Board shall designate annually the members of the Committee and a Chairman of the Committee.  The Committee will be comprised of at least three directors, the majority of which are independent directors, as determined by the Board.  All members should have skills and/or experience which are relevant to the mandate of the Committee, as determined by the Board.  All members of the Committee shall be financially literate at the time of their election to the Committee.  “Financial literacy” shall be determined by the Board of Directors in the exercise of its business judgment, and shall include a working familiarity with basic finance and accounting practices and an ability to read and understand financial statements that present a breadth and level of complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements. Committee members, if they or the Board of Directors deem it appropriate, may enhance their understanding of finance and accounting by participating in educational programs conducted by the Company or an outside consultant or firm.

Mr. Bowes holds a Master’s Degree in Business Administration, has held President, CEO and CFO positions with other publicly listed companies, and is familiar and experienced with financial statements and the reporting requirements of public companies. Mr. Birge has been the Chief Financial Officer of Wind Works Power Corp (WWPW – OTC:BB) since September of 2009.  He was previously the President, Chief Executive Officer and a Director of Ammex Gold Mining Corp. (AMXG - OTC:BB), a publicly traded gold mining company, from December 2007 until September 2009.  Prior to that, he was President, Chief Executive Officer and a Director of the Company from October 2006 until April 2007.  Mr. Birge attended Simon Fraser University (BA), the University of Calgary (B.Ed) and the United States International University (M.Sc.). Mr. Birge is 57 years old. Mr. Perkins is an experienced mining company executive who currently provides executive management services on a contract basis through 7264496 Canada Inc.  These same services were previously provided through Perkins International.  From November, 2005 until February, 2010 he was Chief Executive Officer and Executive Director of GMA Resources Plc, an AIM listed company in London, United Kingdom.  Mr. Perkins was Vice President and Chief Financial Officer of Orezone Resources Inc. (ORZ:TSX) from January, 2003 to October, 2005.  He earned a Bachelor of Commerce degree, majoring in accounting, from Concordia University in 1978.

In these capacities, they have had experience preparing, analyzing or evaluating financial statements for public companies or actively supervising individuals engaged in such activities, and have developed an understanding of the accounting principles used by the Company to prepare its financial statements and an understanding of internal controls and procedures for financial reporting.

The responsibilities of the Audit Committee shall generally include, but not be restricted to, undertaking the selection and evaluation of auditors, oversight of annual audit, oversight of financial reporting process and internal controls, and other matters as outlined in the charter including responsibilities under the Company’s whistle-blower policy.

The Company has not yet adopted any specific policies or procedures for the engagement of non-audit services. Such matters are the subject of review and pre-approval by the Audit Committee.

Compensation and Nominating Committee

The Compensation and Nomination Committee is comprised of Messrs. Perkins, Bowes and Birge.   Mr. Birge and Mr. Perkins are independent.  Mr. Bowes is CEO/CFO of the Company and is not independent.

The Compensation and Nomination Committee oversees the remuneration, nomination and appointment policies and practices of the Company. The principal responsibilities of the Compensation and Nomination Committee include: (i) considering the Company’s overall remuneration strategy and, where information is available, verifying the appropriateness of existing remuneration levels using external sources for comparison; (ii) comparing the nature and amount of the Company’s directors’ and executive officers’ compensation to performance against goals set for the year while considering relevant comparative information, independent expert advice and the financial position of the Company; (iii) making recommendations to the Board of Directors in respect of director and executive officer remuneration matters with the overall objective of ensuring maximum shareholder benefit from the retention of high quality board and executive team members; (iv) considering nominees for independent directors of the Company; and (v) planning for the succession of directors and executive officers of the Company, including appointing, training and monitoring senior management to ensure that the Board of Directors and management have appropriate skill and experience.

The Board of Directors and the Compensation and Nomination Committee are responsible for establishing, implementing and monitoring the policies governing compensation for  executives. Officers may be members of the Board of Directors and are able to vote on matters of compensation. During the year ended December 31, 2010 neither the Board nor the Compensation and Nominating Committee employed any outside consultants to assist in carrying out their responsibilities with respect to executive compensation, although they have access to general executive compensation information regarding both local and national industry compensation practices. In future periods the Company may participate in regional and national surveys that benchmark executive compensation by peer group factors such as company size, annual revenues, market capitalization and geographical location.

The executive employment market in general is very competitive due to the number of companies with whom the Company competes to attract and retain executive and other staff with the requisite skills and experience to carry out its strategy and to maintain compliance with multiple Federal and State regulatory agencies. Many of these companies have significantly greater economic resources than the Companys’. The Board has recognized that compensation packages must be able to attract and retain highly talented individuals that are committed to the Company’s goals and objectives, without at this time paying cash salaries that are competitive with some peers that have greater economic resources. The Company’s compensation structure is weighted towards equity compensation in the form of stock awards and options to acquire common stock, which the Board believes motivates and encourages executives to pursue strategic opportunities while managing the risks involved in our current business stage and financial position, and aligns compensation incentives with value creation for our shareholders.

Components of Our Executive Compensation Program

The Company’s executive compensation program incorporates componentsbelieved necessary in order for the Company to provide a competitive compensation package relative to its peers and to provide an appropriate mix between short-term and long-term cash and non-cash compensation. Elements of the Company’s executive compensation are listed below:

●	Base Salary

●	Stock Awards

●	Stock Options

●	Other benefits available to all employees

Base Salary: At present the Company does not have a salary structure for employees and Executives, and amounts are based on skill set, knowledge and responsibilities. Base salaries are established as necessary. During the year ended December 31, 2010 none of our Named Executive Officers received a salary increase.

Stock Awards: A portion of compensation paid to the Company’s executives is equity based. The Company believes equity compensation helps align the interests of its executives with the interests of its shareholders. In that regard,  executive compensation is subject to downside risk in the event that the Company’s common stock price decreases. In addition, the Company believes stock awards provide incentives to aid in the retention of key executives. Gregory Bowes was granted 2,500,000 common shares during the year ending December 31, 2010.

Other Benefits: Executive Officers and employees receive no other benefits.

Executive Compensation

The following table discloses all compensation received by the Company's Chief Executive Officer and Chief Financial Officer during the fiscal years ending December 31, 2010; 2009; and 2008. During this period no executive officer received annual salary and bonus payments from the Company in excess of $100,000.

Name and Principal Position	Year	Salary($)	Bonus($)	Stock Awards($)	Non-Equity Incentive Plan Compensation ($)
Greg Bowes	2010	50,000	0	75,000	0
Robert Dinning (CEO & CFO)	2009	78,000	0	10,000	0

Name and Principal Position	Year	Salary($)	Bonus($)	Stock Awards($)	Non-Equity Incentive Plan Compensation ($)
Robert Dinning, CEO	2008	108,000	0	0	0
David Wodar, CEO	2009	50,000	0	0	0
David Wodar, CEO	2008	61,212	0	0	0

Northern has a management contract with Gregory Bowes, its CEO, whereby Mr. Bowes was paid a monthly retainer of CDN $6,000 per month from May 1, 2009 to October 1, 2009, and is currently paid a monthly retainer of CDN $12,500 per month with a 20% allocation of these fees to Industrial. The contract is cancellable on three months’ notice. In 2009 Mr. Bowes was granted 2,000,000 shares of the Company as a stock award. In 2010 Mr. Bowes was paid a cash bonus of CDN $12,000 by Northern and was granted an additional stock award of 2,500,000 common shares of the Company for his success in raising financing and improving the Company’s fortunes.

Director Compensation

No director has any compensation agreement with the Company other than as described above under “Executive Compensation”.

Except as described above, and the payment of directors’ fees, there are no service contracts of any director of Industrial and there is no arrangement or agreement made or proposed to be made between Industrial and any of its directors pursuant to which a payment or other benefit is to be made or given by way of compensation in the event of that director’s resignation, retirement or other termination of employment, or in the event of a change of control of Industrial, or a change in the director’s responsibilities following such change in control.

Executive Compensation Agreement

Gregory Bowes

Northern and Industrial entered into a management contract effective May 1, 2009 with Bowes & Company, Management Ltd. (“BCO”) to provide the services of Gregory Bowes as Chief Executive Officer to the Northern at an annual rate of CDN$150,000.  Pursuant to the terms of the agreement, BCO was granted 2,000,000 common shares of Industrial and was paid a monthly retainer of CDN$6,000 from May 1, 2009 until September 30, 2009, at which time the monthly retainer was increased to CDN$15,000 and BCO was granted an additional 2,000,000 common shares of Industrial.  No cash payments were due under the contract until Northern was successful in raising at least CDN$300,000 in financing.  In addition, BCO was entitled to a success fee equal to 2% of the aggregate principal amount of any financings.  The agreement with BCO was subsequently amended effective October 1, 2009 to reduce the monthly retainer to CDN$12,500 retroactive back to October 1, 2009, eliminate the success fee on financings on all but the Note financings, and grant BCO an additional 2,500,000 shares of Industrial.  The contract may be cancelled by Northern and Industrialfor cause at any time, and without cause upon payment of three times the monthly retainer. Northern is currently negotiating an employment agreement with Mr. Bowes and the terms of the employment agreement will be determined through negotiation between Mr. Bowes and the Compensation and Nominating Committee of Northern.  It is anticipated that Mr. Bowes will be paid an annual salary in the amount of CDN$200,000.

Outstanding Equity Awards (Options) at Fiscal Year-End

In 2010 the Company granted 4,500,000 common share purchase options to Mr. Bowes and 2,250,000 common share purchase options to Mr. Birge.  The options are exercisable at a price of $0.015 per share for a period of five years.  Subsequent to the end of 2010, the Company granted 2,250,000 common share purchase options to Mr. Perkins which are exercisable at a price of $0.07 per share for a period of five years. Chris Crupi, a past director, was granted 2,000,000 common shares in 2008 and 500,000 common shares in 2009.

Grants of plan-based awards

The Company did not grant any Plan Based Awards during the fiscal year ended December 31, 2010.

The Company adopted SFAS 123 "Accounting for Stock-Based Compensation", effective April 1, 2007. Compensation cost for the Company's stock options had been determined in accordance with the fair value based method prescribed as SFAS 123. The fair value of option grants is estimated on the date of grant utilizing the Black-Scholes option pricing model. The fair value of each option is estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for options granted during the year ending December 31, 2007. Expected volatility of 86.74%, risk-free interest rate 4%; and an expected life of up to 4 years.

Using the Black-Scholes option pricing model, the Company had stock compensation expense of $154,408 in 2010.

Other than as disclosed above, no director or officer has been or was previously paid separate annual fees, meeting fees or any other form of compensation. Fees as outlined above to the officer listed above are the sum total of compensation paid during the year.

Retirement, Resignation or Termination Plans

The Company has no retirement, resignation or termination plans.

Corporate Governance Committee

The Corporate Governance Committee is composed of Messrs. Perkins, Birge and Bowes.

The Corporate Governance Committee oversees the Company’s approach to corporate governance matters. The principal responsibilities of the Corporate Governance Committee  include: (i) monitoring and overseeing the quality and effectiveness of the corporate governance practices and policies of the Company; (ii) adopting and implementing corporate communications policies and ensuring the effectiveness and integrity of communication and reporting to the Company’s shareholders and the public generally; and (iii) administering the Board of Directors’ relationship with the management of the Company.

The Board of Directors of the Company is comprised of three members.  Mr. Birge and Mr. Perkins are  independent and Mr. Bowes is CEO/CFO of the Company and therefore is not independent.  Mr. Bowes is also a director of Mazorro Resources Ltd (TSXV) and Northern Graphite Corporation (TSXV) and Mr. Birge is the Chief Financial Officer of Wind Works Power Corp.  Mr. Perkins is an experienced mining company executive who currently provides executive management services on a contract basis through Perkins International.  From November, 2005 until February, 2010 he was Chief Executive Officer and Executive Director of GMA Resources Plc, an AIM listed company in London, United Kingdom.  Mr. Perkins was Vice President and Chief Financial Officer of Orezone Resources Inc. (ORZ:TSX) from January, 2003 to October, 2005.

The Board of Directors held two (2) formal meetings in 2010, and all directors were in attendance, and a number of resolutions of the Board of Directors were passed through the use of unanimous written consent resolutions.

Position Descriptions

The Board of Directors has not developed written position descriptions for the chair of each committee of the Board of Directors, and the Board of Directors and its Chief Executive Officer have not developed a written position description for the Chief Financial Officer. The Board of Directors and the Chief Executive Officer will consider the development of written position descriptions in the future, taking into consideration the size of the Company and its Board of Directors, the stage of the Company’s development and enabling the Board of Directors and its committees to operate in an efficient and flexible manner. In the meantime, the Board of Directors expects the members of the Board of Directors to provide leadership and to manage the Board of Directors and ensure that it carries out its duties and responsibilities, and the Chief Executive Officer reports to the Board of Directors. Similarly, the Board of Directors expects the members of each committee to provide leadership and to manage the committee and ensure that the committee carries out its duties and responsibilities.

Orientation and Continuing Education

The Company does not have a formal orientation and education program for new directors. The Company has not held a formal orientation for the members of its Board of Directors, but the members of the Board of Directors are aware of the Company and its operations, activities and plans throughout the course of their meetings and discussions. The Company will make directors aware of current disclosure, governance and reporting guidelines and regulations and directors are also encouraged to keep informed of new developments individually. Board members are also encouraged to communicate with management, auditors and technical consultants as required.

Ethical Business Conduct

The Company is committed to conducting its business in accordance with applicable laws, rules and regulations, and in accordance with industry standards of business ethics, and to full and accurate disclosure in compliance with applicable securities laws. In furtherance of the foregoing, the Company has adopted a written Code of Business Conduct and Ethics (the “Code”) which applies to all directors, officers and employees of the Company and sets forth specific policies to guide such individuals in the performance of their duties. The Company has also instituted a “whistle blower policy” whereby infractions can be reported to the Company’s Corporate Secretary or Audit Committee.

Under applicable corporate laws, any director or executive officer that has a material interest in a transaction or agreement that is being considered by the Company is required to declare a conflict of interest and is excluded from voting and from the decision making process with respect to that issue.

OTHER GOVERNANCE MATTERS

Legal Proceedings

Neither the Company, nor any of its property or property of its subsidiary, Northern Graphite Corporation, are currently subject to any material legal proceedings or other regulatory proceedings, and to the Company’s knowledge no such proceedings are contemplated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires any person who is a Director or executive officer or who beneficially holds more than 10% of any class of our securities which have been registered with the Securities and Exchange Commission, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission.  These persons are also required under the regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file.

During the past two fiscal years as required under Section 16(a) Gregory Bowes did not timely file a Form 3, Initial Statement of Beneficial Ownership.

EQUITY COMPENSATION PLANS

The Company did not grant any Plan Based Awards during the fiscal year ended December 31, 2010.

The 2011 Plan, to be approved by the stockholders at the 2011 Annual Meeting as Proposal 2, is described in further detail below.

2011 STOCK OPTION PLAN

BENEFIT PLANS

The following summarizes the 2011 Industrial Mineral, Inc.  Stock Option Plan (the “2011 Plan”) subject to stockholder approval at the 2011 Annual Meeting.

SUMMARY OF THE 2011 PLAN

The following summary of the Company’s 2011 Plan is qualified in its entirety by reference to the full text of the 2011 Plan, a copy of which is attached as Schedule A to this Proxy Statement.

The 2011 Plan provides for the grant of stock options to eligible persons, as determined by the Board in accordance with the 2011 Plan. Stockholders’ approval will make available a maximum of 10% of the aggregate number of shares outstanding for purchase upon exercise of options granted under the 2011 Plan. However, the aggregate number of shares available for “Incentive Stock Options,” which are options that are intended to meet the requirements of Section 422 of the Internal Revenue Code (the “Code”), is 17,770,161. The term of the 2011 Plan is to be determined by the Board, however in no event may an Incentive Stock Option be granted more than ten years from the date the 2011 Plan was adopted.   No options may be granted under the 2011 Plan if there are no shares available to issue.

Stock options may be granted to any director, officer or employee of the Company or any subsidiary or any consultant or advisor of the Company or any subsidiary.  Stock Options granted to “U.S. Participants” are governed under a separate set of rules, contained in the 2011 Plan.  A “U.S. Participant” is an employee, officer, consultant, independent contractor, or director of the Company (or of any parent or subsidiary of the Company) who participates in the 2011 Plan and who is either a citizen of the U.S. or a resident alien of the U.S. for purposes of the Code.  A “non-U.S. Participant” is an employee, officer, consultant, independent contractor, or director of the Company (or of any parent or subsidiary of the Company) who participates in the 2011 Plan but who is not a U.S. Participant.

U.S. Participants (as defined above) may receive two types of options: (1) Incentive Stock Options, which are options that are intended to meet the requirements of Section 422 of the Code, and (2) Nonqualified Stock Options. No option may be granted at a price less than the fair market value measured on the date of the grant.  Only employees of the Company or a  subsidiary of the Company may receive Incentive Stock Options.

The 2011 Plan will be administered by the Board of Directors. The Board will have authority to interpret, construe, amend, suspend or terminate the 2011 Plan. The Board may delegate to the Administrator or any director, officer or employee of the Company such administrative duties and powers as it sees fit.  A written agreement will evidence each option and, in the case of U.S. Participants, state whether the option is intended to qualify as an Incentive Stock Option or be treated as a Nonqualified Stock Option.

The Board will have the power to determine the expiration date of each option, provided, however, that Incentive Stock Options granted to U.S. Participants will expire no later than ten years from the date of grant, and no Incentive Stock Option granted to a greater-than-ten-percent stockholders will expire later than five years from the date of grant. Generally, vested options will terminate upon the first to occur of: (1) expiry date of the Option established at the date of grant  of the option; (2) at the end of a specified period of time  following the optionee’s termination of employment, other than as a result of death or disability, such period having been established at the time of grant of the option; or (3) six months following the optionee’s death or cessation of employment by reason of disability. However, Incentive Stock Options granted to U.S. Participants are subject to a special set of rules regarding exercise following termination, as set forth in  the 2011 Plan.

Upon a change in control, the Board shall have the right, upon written notice thereof to each optionee holding options under the 2011 Plan, to provide that the options will expire on  the earlier of (i) the close of business on that date which is ten  (10) days following the date of such notice or (ii) the close of business on the expiration date of the option. The purchase price of option shares must be paid in full by delivery to the Administrator a certified  check or bank draft payable to the Company.

The 2011 Plan will only be effective upon approval of stockholders.

The Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Code Section 401(a).

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain anticipated material U.S. federal income tax consequences to a U.S. Participant (as defined below) arising from and relating to participation in the 2011 Stock Option Plan.

This summary is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences that may apply to a U.S. Participant with respect to participation in the 2011 Stock Option Plan.  In addition, this summary does not take into account the individual facts and circumstances of any particular U.S. Participant that may affect the U.S. federal income tax consequences of participation in the 2011 Stock Option Plan, including specific exemptions that may be applicable under tax treaties.  Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any U.S. Participant.  Each U.S. Participant should consult his or her own tax advisor regarding the U.S. federal, U.S. state and local, and foreign tax consequences of participation in the 2011 Stock Option Plan.

No legal opinion from U.S. legal counsel or ruling from the Internal Revenue Service (the “IRS”) has been requested, or will be obtained, regarding the U.S. federal income tax consequences with respect to participation in the 2011 Stock Option Plan.  This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary.  In addition, because the authorities on which this summary is based are subject to various interpretations, the IRS and the U.S. courts could disagree with one or more of the positions taken in this summary.

NOTICE TO PARTICIPANTS PURSUANT TO TREASURY DEPARTMENT CIRCULAR 230:  Anything contained in this Prospectus pertaining to any U.S. federal tax matter is not intended or written to be used, and it cannot be used by a participant inthe 2011 Stock Option Plan, for the purpose of avoiding U.S. federal tax penalties under the Internal Revenue Code of 1986, as amended.  This Prospectus was written to support the promotion or marketing of the transactions or matters addressed by this Prospectus.  Each participant in the 2011 Stock Option Plan should seek U.S. federal tax advice, based on the participant's particular circumstances, from an independent tax advisor.

Scope of This Disclosure

Authorities

This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, published IRS rulings, published administrative positions of the IRS, the Convention Between Canada and the United States of America with Respect to Taxes on Income and on Capital, signed September 26, 1980, as amended (the “Canada-U.S. Tax Convention”), and U.S. court decisions that are applicable as of the date of this document.  Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive basis.  This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive basis.

U.S. Participants

For purposes of this summary, a “U.S. Participant” is a Participant (as defined above) in the 2011 Stock Option Plan and who is either a citizen of the U.S. or a resident alien of the U.S. for purposes of the Code and the Canada-U.S. Tax Convention.

Non-U.S. Participants

For purposes of this summary, a “non-U.S. Participant” is a Participant in the 2011 Stock Option Plan who is not a U.S. Participant.  This summary does not address the U.S. federal income tax consequences of participation in the 2011 Stock Option Plan by a non-U.S. Participant.  Accordingly, a non-U.S. Participant should consult his or her own tax advisor regarding the U.S. federal, U.S. state and local, and foreign tax consequences (including the potential application of any tax treaties) of participation in the 2011 Stock Option Plan.

Tax Consequences With Respect to Stock Options

The following is a summary of certain anticipated material U.S. federal income tax consequences with respect to stock options granted pursuant to the 2011 Stock Option Plan.  Failure to comply with Code Section 409A could lead to different and less favorable tax treatment.  Additional discussion of the tax consequences of ownership and disposition of common shares received pursuant to Company stock options is contained below under the heading “Tax Consequences of the Ownership and Disposition of Common Shares.”

Incentive Stock Options

If stock options granted under the Plan to U.S. Participants qualify as “incentive stock options” within the meaning of Section 422 of the Code (“ISOs”), the following summary of the general federal income tax consequences will apply:

●	Grant. You will not recognize any taxable income at the time an ISO is granted.

●
Exercise.  Upon the exercise of an ISO, you will not recognize any income for purposes of the regular income tax.  However, you may be required to recognize income for purposes of the alternative minimum tax (or “AMT”).

For purposes of the AMT, an ISO will be treated as a non-qualified stock option.  Accordingly, for purposes of the AMT, you must recognize ordinary income in the amount by which the fair market value of the common stock at the time of exercise exceeds the option exercise price.  As a result, if you recognize a substantial amount of AMT income upon exercise of the ISO in relation to your taxable income from wages and other sources in the year you exercise the option, you may be subject to the AMT.  Furthermore, the fact that you recognize AMT income at the time you exercise an ISO may not alter the amount of regular income you must recognize at the time you sell or otherwise dispose of the common shares acquired upon exercise of the ISO.

We urge you to consult your own tax advisor regarding the effect of the AMT and the desirability of selling or otherwise disposing of common shares acquired upon exercise of an ISO in the same calendar year in which you acquired the common shares to avoid having the AMT apply in the year you exercise the option and the regular tax apply in the year you sell the common shares.  We also urge you to consult your own tax advisor regarding the benefit that may be available from a tax credit for a prior year’s minimum tax liability provided for in Section 53 of the Internal Revenue Code.

●
Tax Deduction for the Company.  If you are employed by the Company, and you sell or otherwise dispose of common shares acquired upon the exercise of an ISO more than two years from the date the option was granted to you and more than one year after you exercised the option, then the Company will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of the option.  However, if you sell or otherwise dispose of the common shares before the holding period described above is satisfied, then the Company would generally be allowed a tax deduction at the time and in the amount you  recognize ordinary income, if and to the extent the amount satisfies the general rules concerning deductibility of compensation.  Under current law, this income is not subject to income or payroll tax withholding.

●
Tax Basis of the Common Shares Acquired Upon Exercise.  If you pay the exercise price for an ISO in cash, your original tax basis in the common shares received upon exercise will equal the option exercise price.

Although the Plan currently does not permit payment of the exercise price by tendering common shares, if you pay the exercise price for an ISO by tendering other common shares of our common stock already owned by you, and you acquired those tendered common shares through any means other than by exercising one or more ISOs, you will not recognize gain or loss on the tendered common shares, but your original tax basis for an equal number of common shares acquired upon exercise of the option will be the same as your adjusted tax basis for the tendered common shares.  The remaining acquired common shares will have an original tax basis equal to the amount of the exercise price paid in cash, if any.  If you pay the exercise price solely by tendering other common shares, then the original tax basis of the remaining acquired common shares will be zero.

If you pay the exercise price for an ISO by tendering common shares already owned by you, and you acquired those tendered common shares by exercising another ISO, Section 1036 of the Code generally provides that you will recognize no gain or loss with respect to the tendered common shares (except possibly for purposes of the AMT as described above), as long as you have held the tendered common shares for a period of time ending at least two years after the date the option for the tendered common shares was granted and at least one year after you acquired the tendered common shares upon exercise of the option.

●
Sale of Common Shares and Characterization of Capital Gain or Loss.  If you sell or otherwise dispose of common shares acquired upon exercise of an ISO at a time more than two years from the date the option was granted to you and more than one year after you exercised the option, and if, as usually is the case, the common stock is a capital asset in your hands, then you will recognize long-term capital gain or loss in an amount equal to the difference between the sale price of the common shares and the exercise price you paid for the common shares.  If you sell or otherwise dispose of common shares acquired upon exercise of an ISO before the holding period described above is satisfied, then you will recognize ordinary income at the time of the disposition in an amount equal to the lesser of (1) the difference between the exercise price and the fair market value of the common shares at the time the option was exercised or (2) the difference between the exercise price and the amount realized upon disposition of the common shares, and you will recognize long-term or short-term capital gain or loss (depending on whether you have held the common shares for more than 12 months or for 12 months or less) in an amount equal to the difference between the sale price of the common shares and the fair market value of the common shares on the date you exercised the option.

Non-Qualified Stock Options

If stock options granted under the 2011 Stock Option Plan do not qualify as ISOs under Section 422 of the Code (as described above), they will be considered “Non-Qualified Stock Options” (or “NQOs”), and will have the following tax consequences to U.S. Participants:

●	Grant. U.S. Participants will not recognize any taxable income at the time the NQO is granted.

●
Exercise.  Upon exercise of the NQO, exercising U.S. Participants will recognize ordinary income in the amount by which the fair market value of the common shares at the time of exercise exceeds the NQO exercise price.  If a U.S. Participant is an employee or former employee this income will be subject to income and payroll tax withholding.

●
Tax Basis of the Acquired Common Shares.  If a U.S. Participant pays the exercise price in cash, the U.S. Participant’s original tax basis in the common shares received upon exercise will equal the sum of (1) the NQO exercise price plus (2) the amount such a U.S. Participant is required to recognize as income as a result of the exercise.  If the U.S. Participant pays the exercise price by tendering other common shares, the U.S. Participant will not recognize gain or loss on the tendered common shares, but the original tax basis for an equal number of common shares acquired upon exercise of the NQO will be the same as the adjusted tax basis for the tendered common shares.  The remaining acquired common shares will have an original tax basis equal to (a) the sum of the amount of the exercise price paid in cash, if any, plus (b) any amount the U.S. Participant is required to recognize as income as a result of the option exercise.

●
Holding Period.  The holding period for common shares acquired upon exercise of an NQO, for purposes of determining whether any capital gain or loss on a holder’s subsequent sale is long-term or short-term, shall begin at the time of the exercise of the NQO (or, in the case of an officer or director who does not make the Section 83(b) election described below, on the date up to six months later when ordinary income is recognized).

●
Tax Consequences to U.S. Participants if NQOs are Issued with an Exercise Price at Less than Fair Market Value.  In order to be exempt from Code Section 409A, the exercise price of an NQO must not be less than the fair market value (determined in accordance with applicable regulations) of a common share on the date of grant of the NQO.  If NQOs granted pursuant to the 2011 Stock Option Plan is issued with an exercise price that is less than fair market value (determined in accordance with applicable regulations) at the date of grant, this could result in adverse tax consequences to a U.S. Participant under Section 409A of the Code, including recognition of income at the time of vesting of the NQO whether or not the NQO is exercised, and a 20% penalty tax.

U.S. Participants Subject to Section 16(b) of the Securities Exchange Act

If a U.S. Participant is an executive officer or director subject to Section 16(b) of the Securities Exchange Act of 1934, any common shares received upon exercise, settlement or satisfaction of a stock option may be treated as restricted property for purposes of Section 83 of the Code.  In that case, such U.S. Participant may be deemed to have acquired the common shares at a date up to six months after the date of receipt, and such U.S. Participant will recognize (and be taxed on) ordinary income as of the later date, rather than as of the date of receipt.  However, Section 83(b) of the Code allows a U.S. Participant to elect to recognize ordinary income as of the date of receipt, without regard to Section 16(b) restrictions.  The U.S. Participant must make the election in the manner specified in Section 83(b) within 30 days after the common shares are paid out.  If (1) the common shares paid out are treated as restricted property for purposes of Section 83 of the Code because of the application of Section 16(b) of the Securities Exchange Act of 1934 and (2) the U.S. Participant does not make a Section 83(b) election within the required time period, the U.S. Participant will recognize and be taxed on ordinary income in the amount of the fair market value of the common shares at the later date, rather than recognizing, and being taxed on, ordinary income in the amount of the fair market value of the common shares on the date of receipt.

Change in Control

Depending on the terms of a U.S. Participant’s award agreement and the determinations of the Board, upon a change in control of the Company, restrictions on a U.S. Participant’s award may lapse, or a U.S. Participant’s award may mature on an accelerated schedule.  If this type of benefit, or other benefits and payments connected with a U.S. Participant’s award that result from a change in control of the Company, are granted to certain individuals (such as the Company’s executive officers), the benefits and payments may be deemed to be “parachute payments” within the meaning of Section 280G of the Code.  Section 280G provides that if parachute payments to an individual equal or exceed three times the individual’s “base amount,” the excess of the parachute payments over one times the base amount will be subject to a 20% excise tax payable by the individual.  “Base amount” is the individual’s average annual compensation over the five taxable years preceding the taxable year in which the change in control occurs.  Each U.S. Participant should consult his or her own tax advisor own tax advisor regarding potential tax liability upon a change in control of the Company.

Tax Consequences of the Ownership and Disposition of Common Shares

General Taxation of Distributions

A U.S. Participant that receives a distribution, including a constructive distribution, with respect to a common share will be required to include the amount of such distribution in gross income as a dividend to the extent of the current or accumulated “earnings and profits” of the Company, as computed for U.S. federal income tax purposes.  A dividend generally will be taxed to a U.S. Participant at ordinary income tax rates.  To the extent that a distribution exceeds the current and accumulated “earnings and profits” of the Company, such distribution will be treated first as a tax-free return of capital to the extent of a U.S. Participant's tax basis in the common shares and thereafter as gain from the sale or exchange of such common shares.  (See “Disposition of Common Shares” below).  However, the Company may not maintain the calculations of earnings and profits in accordance with U.S. federal income tax principles, and each U.S. Participant should therefore assume that any distribution by the Company with respect to the common shares will constitute ordinary dividend income.  Dividends received on common shares generally will not be eligible for the “dividends received deduction”.

For tax years beginning before January 1, 2013, a dividend paid to a U.S. Participant who is an individual, estate or trust by the Company generally will be taxed at the preferential tax rates applicable to long-term capital gains if certain holding period requirements for the common shares are met.

If a U.S. Participant fails to qualify for the preferential tax rates discussed above, a dividend paid by the Company to a U.S. Participant generally will be taxed at ordinary income tax rates (and not at the preferential tax rates applicable to long-term capital gains).  The dividend rules are complex, and each U.S. Participant should consult its own tax advisor regarding the application of such rules.

Disposition of Common Shares

A U.S. Participant will recognize gain or loss on the sale or other taxable disposition of common shares in an amount equal to the difference, if any, between (a) the amount of cash plus the fair market value of any property received and (b) such U.S. Participant’s tax basis in the common shares sold or otherwise disposed of.  Any such gain or loss generally will be capital gain or loss, which will be long-term capital gain or loss if the common shares are held for more than one year.

Preferential tax rates generally will apply to long-term capital gains of a U.S. Participant.  Deductions for capital losses and net capital losses are subject to complex limitations.  Capital losses may be used to offset capital gains and up to U.S.$3,000 of ordinary income.  An unused capital loss of a U.S. Participant generally may be carried forward to subsequent taxable years, until such net capital loss is exhausted.

Information Reporting; Backup Withholding

Payments made within the U.S., or by a U.S. payor or U.S. middleman, of dividends on, and proceeds arising from certain sales or other taxable dispositions of, Shares generally will be subject to information reporting and backup withholding tax, at the rate of 28% (and increasing to 31% for payments made after December 31, 2012), if a U.S. Participant (a) fails to furnish such U.S. Participant’s correct U.S. taxpayer identification number (generally on Form W-9), (b) furnishes an incorrect U.S. taxpayer identification number, (c) is notified by the IRS that such U.S. Participant has previously failed to properly report items subject to backup withholding tax, or (d) fails to certify, under penalty of perjury, that such U.S. Participant has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such U.S. Participant that it is subject to backup withholding tax.  However, U.S. Participants that are corporations generally are excluded from these information reporting and backup withholding tax rules.  Any amounts withheld under the U.S. backup withholding tax rules will be allowed as a credit against a U.S. Participant’s U.S. federal income tax liability, if any, or will be refunded, if such U.S. Participant furnishes required information to the IRS.  Each U.S. Participant should consult its own tax advisor regarding the information reporting and backup withholding tax rules.

ACCOUNTING TREATMENT

The Company adopted SFAS 123 "Accounting for Stock-Based Compensation", effective April 1, 2007. Compensation costs for the Company's stock options had been determined in accordance with the fair value based method prescribed as SFAS 123. The fair value of each option is estimated on the date of the grant using the Black-Scholes option-pricing model.SFAS 123R requires all share-based payments to employees, including grants of employee stock options, and employee stock purchase plans to be recognized in the financial statements based on their fair values.

Using the Black-Scholes option pricing model, the Company had stock compensation expense for 2010 of $154,408.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table shows the share ownership of officers, directors and 5% or greater shareholders as of  March 31, 2011. There were 177,701,614 shares outstanding as at March 31, 2011 as well as the date hereof.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Ownership of Class
Campbell Birge Shawnigan Lake, BC Director	6,955,000	3.9%

Gregory Bowes, Carleton Place, Ontario Director	7,000,000	3.9%
Directors and officers as a Group	13,955,000	7.8%

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence under the Sarbanes-Oxley Act of 2002, Section 10A(m)(3) and under Section 803 of the NYSE Amex Company Guide.  Mr. Birge and Mr. Perkins satisfy these requirements for independence.

Procedures for Approval of Transactions with Related Persons

We do not have a written policy relating to the approval of material transactions with related persons, and any such transactions are pre-approved by our Board of Directors in accordance with applicable law.  Following the Board of Director’s review of the potential transaction, it will determine whether these material transactions are in, or not inconsistent with, the best interests of the Company and its shareholders, taking into consideration whether they are on terms no less favorable to the Company than those available with other parties and the related person’s interest in the transaction.

APPROVAL OF THE COMPANY’S 2011 STOCK OPTION PLAN

What am I voting on?

You are voting on the 2011 Stock Option Plan including the approval of the share increase as approved by the Board.

How many shares are subject to the Plan?

As of the record date, the amount eligible under the 10% rollover provision was 17,770,161.  The number of shares eligible for Incentive Stock Options in the United States is 17,770,161.

Who is eligible to participate in the Plan?

Stock options may be granted to any director, officer or employee of the Company or any subsidiary or any consultant or advisor of the Company or any subsidiary.

Currently, this includes, but is not limited to, the following directors and executives:

Campbell Birge, Director;

Douglas Perkins, Director and

Greg Bowes, CEO, CFO and Director.

In total, there are currently three officers, directors, employees and consultants eligible under the Plan.

The Board recommends a vote FOR the approval of the Amended 2011 Stock Option Plan.

INFORMATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective October 1, 2009 Rotenberg and Company LLP merged with another CPA firm, EFP Group, to form a new firm. Rotenberg and Company, LLP resigned as the Company’s auditors in connection with such merger. All of the partners and employees of Rotenberg and Company LLP and EFP Group have joined the new firm, EFP Rotenberg LLP. EFP Rotenberg LLP succeeded Rotenberg and Company LLP as the Registrant’s independent registered public accounting firm.

On October 30, 2009, with the approval of the Audit Committee of the Company’s Board of Directors, EFP Rotenberg, LLP was engaged as the Company’s independent registered public accountant effective concurrent with the merger. Prior to such engagement, during the two most recent years, the Company has not consulted with EFP Rotenberg, LLP on any matter.

The audit reports of Rotenberg and Company LLP for the years ended December 31, 2008 and December 31, 2007, expressed an unqualified opinion and included an explanatory paragraph relating to the Registrant’s ability to continue as a going concern due to significant recurring losses and other matters. Such audit reports did not contain any other adverse opinion or disclaimer of opinion or qualification.

The Registrant and Rotenberg and Company LLP have not, during the Registrant’s two most recent fiscal years or any subsequent period through to the date of dismissal, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Rotenberg and Company LLP’s satisfaction, would have caused Rotenberg and Company, LLP to make reference to the subject matter of the disagreement in connection with its reports.

The Registrant provided Rotenberg and Company LLP with a copy of the disclosures made in the Current Report on Form 8-K prior to filing. A copy of Rotenberg and Company LLP’s letter, dated November 4, 2009 was attached as Exhibit 16.1.

On March 1, 2010 the Registrant dismissed EFP Rotenberg LLP as the Registrant’s independent registered public accounting firm. Also on March 1, 2010, with the approval of the Audit Committee of the Registrant’s Board of Directors, Meyers Norris Penny LLP (“MNP”) was engaged as the Company’s independent registered public accountant.

The audit reports of MNP for the years ended December 31, 2010 and December 31, 2009, expressed an unqualified opinion and included an explanatory paragraph relating to the Registrant’s ability to continue as a going concern due to significant recurring losses and other matters. Such audit reports did not contain any other adverse opinion or disclaimer of opinion or qualification.  The Registrant and MNP have not, during the Registrant’s two most recent fiscal years  had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to MNP’s satisfaction, would have caused MNP to make reference to the subject matter of the disagreement in connection with its reports. MNP has not advised the Company of any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

MNP was not required or engaged to audit the Company’s internal control over financial reporting.

During the years ended December 31, 2010, 2009, and 2008, and through May 31, 2011, the Company did not consult with Meyer Norris Penny LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Principal Accounting Fees and Services

(1)	Audit Fees	2010: $73,985	2009: $22,873
(2)	Audit-Related Fees:	None
(3)	Tax Fees:	None
(4)	All Other Fees:	2010: None	2009: None
included with registration statement.
(5)	The audit committee has not established any pre-approval policies and procedures for Audit Fees.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the meeting.

By Order of the Board of Directors,

/s/ Gregory Bowes Gregory Bowes Chief Executive Officer, Director

Ottawa, Ontario, Canada

May 31, 2011

Please sign and return the enclosed form of proxy promptly.  If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

INDUSTRIAL MINERALS, INC.
201-290 PICTON AVENUE
OTTAWA, ON K1Z 8P8
CANADA

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 000000000000

SHARES

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR the following:

	For	Against	Abstain
1. Election of Directors			
01 Campbell Birge	☐	☐	☐
02 Gregory Bowes	☐	☐	☐
03 Douglas Perkins	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 through 7:

	For	Against	Abstain
2. To approve the 2011 Stock Option Plan.	☐	☐	☐
3. To approve the amendment of the Company's Articles of Incorporation to change the name of the Corporation to "Mindesta Inc.", or such other similar name that is legally available.	☐	☐	☐
4. To approve a plan to consolidate the Company's stock on a 20:1 basis.	☐	☐	☐
5. To approve the amendments to Item 7 of Article 1 of the bylaws of the Company to define quorum as "one third" of all outstanding shares.	☐	☐	☐
6. To approve the amendment to Article III of the Company's bylaws to define the Company's executive positions as "President or CEO" and "Treasurer or CFO".	☐	☐	☐
7. To approve the ratification of the appointment of Meyers Norris Penny LLP as the Independent Registered Accounting Firm.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000109836_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

INDUSTRIAL MINERALS, INC.
Annual Meeting of Shareholders
June 29, 2011 11:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholders of Industrial Minerals, Inc., a Delaware corporation (the "Company"), hereby appoints Gregory Bowes, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual and Special Meeting of Shareholders to be held at 11:00 a.m. on June 29, 2011 at Suite 201, 290 Picton Avenue, Ottawa, Ontario, Canada K1Z 8P8 and any adjournments or postponements thereof upon the following matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. **UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE LISTED IN PROPOSED ACTION 1 ,"FOR" PROPOSED ACTION 2, "FOR" PROPOSED ACTION 3, "FOR" PROPOSED ACTION 4, "FOR" PROPOSED ACTION 5, "FOR" PROPOSED ACTION 6, "FOR" PROPOSED ACTION 7, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.**

0000109836_2 R1.0.0.11699

Continued and to be signed on reverse side

APPENDIX A

INDUSTRIAL MINERALS, INC.

2011 STOCK OPTION PLAN

June ●, 2011

TABLE OF CONTENTS

1. DEFINITIONS AND INTERPRETATION	1
1.1 Definitions	1
1.2 Choice of Law	4
1.3 Headings	4

2. PURPOSE AND PARTICIPATION	4
2.1 Purpose	4
2.2 Participation	5
2.3 Notification of Award	5
2.4 Copy of Plan	5
2.5 Limitation	5

3. TERMS AND CONDITIONS OF OPTIONS	6
3.1 Board to Issue Common Shares	6
3.2 Number of Common Shares	6
3.3 Term of Option	6
3.4 Termination	6
3.5 Exercise Price	7
3.6 Additional Terms	8
3.7 Assignment of Options	8
3.8 Adjustments	8
3.9 Vesting	8
3.10 Personal Information Form and Monitoring of Trading	9

4. EXERCISE OF OPTION	9
4.1 Exercise of Option	9
4.2 Issue of Share Certificates	9
4.3 Condition of Issue	10
4.4 Taxes	10

5. ADMINISTRATION	10
5.1 Administration	10
5.2 Interpretation	10

6. AMENDMENT, TERMINATION AND NOTICE	10
6.1 Amendments	10
6.2 Amendment Subject to Approval	11
6.3 Approvals	11
6.4 Termination	11
6.5 Agreement	11
6.6 Notice	11

7. OPTIONS GRANTED TO U.S. PARTICIPANTS	11
7.1 Termination	11
7.2 Terms and Conditions of Options Granted to U.S. Participants	12
7.3 ExemptionFrom Section 409A	14

2011 STOCK OPTION PLAN

1.   DEFINITIONS AND INTERPRETATION

1.1   Definitions

As used herein, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the meanings set forth below:

a)  “Administrator” means, initially, the Secretary of the Corporation and thereafter shall mean such director or other senior officer or employee of the Corporation as may be designated as Administrator by the Board from time to time.

b)  “Award Date” means the date on which the Board awards a particular Option.

c)  “Board” means the board of directors of the Corporation, or any committee thereof to which the board of directors of the Corporation has delegated the power to administer and grant Options under the Plan.

d)  “Cause” means:

in the case of an Employee (1) cause as such term is defined in the written employment agreement with the Employee or if there is no written employment agreement or cause is not defined therein, the usual meaning of just cause under the common law or the laws of the jurisdiction in which the employee is employed; or (2) the termination of employment as a result of an order made by any Regulatory Authority having jurisdiction to so order;

in the case of a Consultant (1) the occurrence of any event which, under the written consulting contract with the Consultant or the common law or the laws of the jurisdiction in which the consultant provides services, gives the Corporation or any of its subsidiaries or affiliates the right to immediately terminate the consulting contract; or (2) the termination of the consulting contract as a result of an order made by any Regulatory Authority having jurisdiction to so order;

in the case of a Director, ceasing to be a Director as a result of (1) a resolution having been passed by the Board of Directors as specified in the Corporation’s Articles; or (2) an order made by any Regulatory Authority having jurisdiction to so order; or

in the case of an Officer, ceasing to be an Officer as a result of an order made by any Regulatory Authority having jurisdiction to so order.

e)  “Change of Control” means and shall be deemed to have occurred if one of the following events takes place:

the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation;

the Corporation amalgamates or enters into a plan of arrangement with another Corporation at arm’s length to the Corporation and its affiliates, other than an amalgamation or plan of arrangement that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50% of the combined voting power of the surviving or resulting entity outstanding immediately after such amalgamation or plan of arrangement; or

any Person or combination of Persons at arm’s length to the Corporation and its affiliates acquires or becomes the beneficial owner of, directly or indirectly, more than 50% of the voting securities of the Corporation, whether through the acquisition of previously issued and outstanding voting securities, or of voting securities that have not been previously issued, or any combination thereof, or any other transaction having a similar effect.

f)  “Common Share” or “Common Shares” means, as the case may be, one or more common shares without par value in the capital of the Corporation.

g)  “Corporation” means Industrial Minerals, Inc., a corporation continued under the  laws of the State of Delaware.

h)  “Consultant” means, in relation to the Corporation, an individual or Consultant Corporation, other than an Employee or a Director of the Corporation, that:

(i)
is engaged to provide on a ongoing bona fide basis, consulting, technical, management or other services to the Issuer or to an Affiliate of the Corporation, other than services provided in relation to a Distribution;

(ii)	provides the services under a written contract between the Corporation or the Affiliate and the individual or the Consultant Corporation;

(iii)	in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or an Affiliate of the Corporation; and

(iv)
has a relationship with the Corporation or an Affiliate of the Corporation that enables the individual to be knowledgeable about the business and affairs of the Corporation and that is a consultant of the Corporation or its subsidiaries.

i)  “Consultant Corporation” means for an individual consultant, a corporation or partnership of which the individual is an employee, shareholder or partner.

j)  “Director” means,  for the purposes of the Plan, directors of the Corporation and any of its subsidiaries.

k)  “Eligible Persons” means Directors, Officers, Employees and Consultants.

l)  “Employee” means, for the purposes of the Plan, employees of the Corporation and any of its subsidiaries.

m)  "Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

n)  “Exercise Notice” means the notice respecting the exercise of an Option, in the form set out as Schedule “B” hereto, duly executed by the Option Holder.

o)  “Exercise Period” means the period during which a particular Option may be exercised and is the period from and including the Award Date through to and including the Expiry Date.

p)  “Exercise Price” means the price at which an Option may be exercised as determined in accordance with paragraph 3.5.

q)  “Expiry Date” means the date determined in accordance with paragraph 3.4 and after which a particular Option cannot be exercised.

r)  “Expiry Period” has the meaning given to that term under paragraph 3.4(b).

s)  “Fixed Expiry Date” has the meaning given to that term under paragraph 3.4.

t)  “Insider” applies to all individuals in the categories described below, together with their immediate family members:

i)	all directors and officers of the Corporation;

ii)	all directors and officers of any subsidiary of the Corporation;

iii)	all employees of the Company or any subsidiary of the Corporation; and

iv)
any consultants or contractors or others doing business with the Corporation or any subsidiary of the Corporation, including, if same are corporations, their respective directors, officers and employees, who receive or have access to material non-public information regarding the Corporation.

For greater certainty, immediate family members shall mean the spouse, children and other relatives residing in the same home as the persons referred to in clauses i) to iv) above.

u)  “Market Price” of the Common Shares for a particular Award Date shall be determined as follows:

for each organized trading facility on which the Common Shares are listed, Market Price shall be the closing trading price of the Common Shares on the last trading day immediately preceding the Award Date;

if the Common Shares are listed on more than one organized trading facility, then Market Price shall be the greater of the Market Prices determined for each organized trading facility on which those CommonShares are listed as determined for each organized trading facility in accordance with section (i) above;

if the Common Shares are listed on one or more organized trading facility but have not traded during the 10 trading day period immediately preceding the Award Date, then the Market Price shall be, subject to the necessary approvals of the applicable Regulatory Authorities, such value as is determined by resolution of the Board; and

if the Common Shares are not listed on any organized trading facility, then the Market Price shall be, subject to the necessary approvals of the applicable Regulatory Authorities, the fair market value of the Common Shares on the Award Date as determined by the Board in its discretion.

v)  “Management Corporation Employee” means an individual employed by a Person providing management services to the Corporation or its subsidiaries, which are required for the ongoing successful operation of the business enterprise of the Corporation, but excluding a Person engaged in investor relations activities.

w) “Officer” means officers of the Corporation, as defined in Article III in the Company's bylaws, and any of its subsidiaries.

x)  “Option” means an option to acquire Common Shares, awarded to an Eligible Person pursuant to the Plan.

y)  “Option Certificate” means the certificate, in the form set out as Schedule “A” hereto, evidencing an Option.

z)  “Option Holder” means a person (or, where applicable, a Consultant Corporation) who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person.

aa) "Other Share Compensation Arrangement" means, other than this Plan and any Options, any stock option plan, stock options, employee stock purchase plan or other compensation or incentive mechanism involving the issuance or potential issuance of Common Shares, including but not limited to a purchase of Common Shares from treasury which is financially assisted by the Corporation by way of loan, guarantee or otherwise.

bb) “Person” means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, Corporation or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency or entity however designated or constituted.

cc) “Personal Representative” means:

in the case of a deceased Option Holder, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so; and

in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder.

dd) “Plan” means this stock option plan.

ee) “Regulatory Authorities” means all stock exchanges, inter-dealer quotation networks and other organized trading facilities on which the Corporation’s Shares are listed and all securities commissions or similar securities regulatory bodies having jurisdiction over the Corporation."Securities Act" means the United States Securities Act of 1933, as amended;

ff) “Securities Laws” means securities legislation, securities regulations and securities rules, as amended, and the instruments, forms, notices and policy documents in force from time to time that are applicable to the Corporation.

gg) “Share” or “Shares” means, as the case may be, one or more shares of any class in the share capital of the Corporation from time to time.

hh) "Stock Exchange" means the principal stock exchange or quotation system upon which the Shares are listed or posted for trading or quoted, as determined by the Board from time to time,

ii) “Termination Date” means:

in the case of the Option Holder’s resignation from employment or the termination of the Option Holder’s consulting contract by the Option Holder, the date that the Option Holder provides notice of such resignation or termination to the Corporation or any of its subsidiaries or affiliates; or

in the case of the termination of the Option Holder’s employment or consulting contract by the Corporation or any of its subsidiaries or affiliates for any reason (whether such termination is lawful or unlawful) other than death, the date that the Corporation or any of its subsidiaries or affiliates delivers written notice of such lawful or unlawful termination of the Option Holder’s employment or consulting contract to the Option Holder; or

in the case of the expiry of a fixed-term employment agreement or consulting contract that is not renewed or extended, the last day of the term.

1.2   Choice of Law

The Plan is established under, and the provisions of the Plan shall be subject to and interpreted and construed in accordance with, the laws of the State Of Delaware.

1.3   Headings

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

2.   PURPOSE AND PARTICIPATION

2.1   Purpose

The purpose of the Plan is to provide the Corporation with a share-related mechanism to attract, retain and motivate qualified Directors, Officers, Consultants and Employees, to reward such of those Directors, Officers, Consultants and Employees as may be awarded Options under the Plan by the Board from time to time for their contributions toward the long term goals of the Corporation and to enable and encourage such Directors, Officers, Consultants and Employees to acquire Common Shares as long term investments.

2.2   Participation

The Board shall, from time to time and in its sole discretion, determine which of the Eligible Persons, if any, shall be awarded Options.  The Board shall only award an Option to a bonafide Consultant, Employee or Management Corporation Employee, and the Corporation shall make such a representation if required by the Regulatory Authorities.  The Board may, in its sole discretion, grant the majority of the Options to insiders of the Corporation.  However, in no case shall:

the number of Options awarded in a one-year period to any one Consultant exceed 2% of the issued Shares of the Corporation (calculated at the time of award);

the number of Options awarded in a one-year period to any one individual exceed 5% of the outstanding Shares of the Corporation (calculated at the time of award), unless disinterested shareholder approval has been obtained;

the aggregate number of Options awarded in a one-year period to Persons employed to provide investor relations services exceed 2% of the issued Shares of the Corporation (calculated at the time of award);

the aggregate number of Options awarded to insiders under the Plan and any previously established and outstanding stock option plans or grants in a one-year period exceed 10% of the issued Shares of the Corporation (calculated at the time of award), unless disinterested shareholder approval has been obtained; or

the aggregate number of Common Shares reserved for issuance to insiders upon the exercise of Options awarded under the Plan and any previously established and outstanding stock option plans or grants, exceed 10% of the issued Shares of the Corporation (calculated at the time of award), unless disinterested shareholder approval has been obtained.

2.3   Notification of Award

Following the award of an Option by the Board, the Administrator shall notify the Option Holder in writing of the award and shall enclose with such notice the Option Certificate representing the Option so awarded.

2.4   Copy of Plan

Each Option Holder, concurrently with the notice of the award of the Option, shall be provided with a copy of the Plan.  A copy of any amendment to the Plan shall be promptly provided by the Administrator to each Option Holder.

2.5   Limitation

The Plan does not give any Option Holder that is a Director or Officer the right to serve or continue to serve as a Director or Officer of the Corporation or any of its affiliates nor does it give any Option Holder that is an Employee or Consultant the right to be or to continue to be employed with or have a consulting contract with the Corporation or any of its affiliates.

3.   TERMS AND CONDITIONS OF OPTIONS

3.1   Board to Issue Common Shares

The Common Shares to be issued to Option Holders upon the exercise of Options shall be authorized and unissued Common Shares the issuance of which shall have been authorized by the Board.

3.2   Number of Common Shares

The aggregate number of Common Shares that may be reserved for issuance pursuant to Options shall not exceed 10% of the outstanding Common Shares at the time of the granting of an Option, less the aggregate number of Common Shares then reserved for issuance pursuant to any Other Share Compensation Arrangement.  This number shall include any Common Shares which may be issued upon the exercise of any stock options outstanding as of the date of the Plan granted either individually or pursuant to predecessor stock option plans of the Corporation, which, by implementation of this Plan are deemed to be included as Options under this Plan as if such Options had been granted under this Plan.  If any option expires or otherwise terminates for any reason without having been exercised in full, the number of Common Shares in respect of which the option was not exercised shall be available for the purposes of the Plan.

3.3   Term of Option

Subject to such other terms or conditions that may be attached to an Option granted hereunder, an Option Holder may exercise any vested portion or portions of an Option in whole or in part at any time or from time to time during the Exercise Period, but in any event, no later than the tenth anniversary from the Award Date.  Any Option or part thereof not exercised within the Exercise Period shall terminate and become null, void and of no effect as of 5:00 p.m. local time in Ottawa, Ontario, Canada on the Expiry Date.

3.4   Termination

Subject to subparagraphs (a) to (e) below, the Expiry Date of an Option shall be the date fixed by the Board at the time the particular Option is awarded (the “Fixed Expiry Date”), provided that the Expiry Date shall be no later than the tenth anniversary of the Award Date of such Option:

Death

If the Option Holder dies while his or her Option is outstanding, then unless otherwise provided for in the Option Certificate, the following shall apply.  The Expiry Date for any vested portion or portions of the Option shall be the earlier of the Fixed Expiry Date and the date that is six months after the date of the Option Holder’s death.  The Expiry Date for any unvested portion of the Option shall be the date of the Option Holder’s death.  The right to purchase Common Shares under an Option shall not vest after the date of the Option Holder’s death.

Ceasing to be a Director or Officer

If the Option Holder holds an Option as a Director or Officer and the Option Holder ceases to be a Director or Officer (other than by reason of death), then the following shall apply.  The Expiry Date for any vested portion or portions of the Option shall be the earlier of the Fixed Expiry Date and the last day of such reasonable period of time up to a period of one year (the “Expiry Period”) following the date that the Option Holder ceases to be a Director or Officer that is determined by the Board at the time of the Option award.  Notwithstanding the foregoing, if the Option Holder ceases to be a Director or Officer for Cause, the Expiry Date shall be the date that the Option Holder ceases to be a Director or Officer.  The Expiry Date for any unvested portion of the Option shall be the date that the Option Holder ceases to be a Director or Officer.  The right to purchase Common Shares under an Option shall not vest after the date that the Option Holder ceases to be a Director or Officer.

Ceasing to be an Employee or Consultant

If the Option Holder holds an Option as an Employee or Consultant and the Option Holder ceases to be an Employee or Consultant (other than by reason of death), then the following shall apply.  The Expiry Date for any vested portion or portions of the Option shall be the earlier of the Fixed Expiry Date and the last day of the Expiry Period following the Termination Date that is determined by the Board at the time of the Option award.  Notwithstanding the foregoing, if the Option Holder ceases to be an Employee or Consultant as a result of Cause, the Expiry Date shall be the Termination Date.  The Expiry Date for any unvested portion of the Option shall be the Termination Date.  The right to purchase Common Shares under an Option shall not vest after the Termination Date.  For greater certainty, if the Corporation gives an Employee or Consultant working notice of termination of employment or the consulting contract or payment in lieu of notice or if the Corporation wrongfully or constructively dismisses the Employee or Consultant, no vesting shall occur during the working notice period or deemed notice period that the Employee or Consultant receives or should have received.  The Expiry Period shall commence on the first day of such working notice period or deemed notice period.

Change of Control

In the event of a Change of Control or impending Change of Control, the Board may, subject to any necessary prior written approval of the Regulatory Authorities, in its sole discretion, deal with outstanding Options in the manner it deems fair and reasonable in light of the circumstances.  Without limiting the generality of the foregoing, the Board may, without any action or consent required on the part of any Option Holder:

deliver a notice to the Option Holder advising the Option Holder that the unvested portion of the Option held by the Option Holder, if any, shall immediately vest;

deliver a notice to an Option Holder advising the Option Holder that the Expiry Date for any vested portion or portions of the Option shall be the earlier of the Fixed Expiry Date and a date no less than the 10th day following the date of the notice and the Expiry Date for any unvested portion of the Option shall be the date of the notice; or

take such other actions, and combinations of the foregoing actions, as it deems fair and reasonable under the circumstances.

Black-out Period

If an Option expires during a Black-Out Period, then, notwithstanding any other provision of the Plan, the Option shall expire 10 business days after the Black-Out Period is lifted by the Corporation.  For the purposes hereof, a “Black-Out Period” means that period during which a trading black-out period is imposed by the Corporation to restrict trades in the Corporation’s securities by an Option Holder.

The foregoing subparagraphs (b) through (c) shall only apply once an Option Holder ceases to fall into any of the categories of Eligible Persons.  The Board and the Administrator shall look to which of the definitions of Employee, Director, Officer or Consultant the Option Holder met immediately prior to the Option Holder ceasing to be an Eligible Person to determine which of subparagraphs (b) or (c) shall apply.  If the Option Holder met more than one definition, then the following shall apply.  If the Option Holder was an Employee or Consultant, then the Option Holder shall be deemed to hold his or her Option as an Employee or Consultant regardless of whether the Option Holder was also a Director or Officer.

3.5   Exercise Price

The price at which an Option Holder may purchase a Common Share upon the exercise of an Option shall be as set forth in the Option Certificate issued in respect of such Option and in any event shall not be less than the Market Price of the Common Shares as of the Award Date.  Notwithstanding anything else contained herein, in no case shall the Exercise Price be less than the minimum prescribed by each of the organized trading facilities as would apply to the Award Date in question.

3.6   Additional Terms

Subject to all applicable Securities Laws and the rules and policies of all applicable Regulatory Authorities, the Board may attach other terms and conditions to the award of a particular Option, such terms and conditions to be referred to in a schedule attached to the Option Certificate.  These terms and conditions may include, but are not necessarily limited to, providing that an Option or a portion or portions of an Option expire on a certain date, after certain periods of time or upon the occurrence of certain events other than as provided for herein, provided that no Option shall expire more than ten years after the Award Date.

3.7   Assignment of Options

Options may not be assigned or transferred, provided however that the Personal Representative of an Option Holder may, to the extent permitted by paragraph 4.1, exercise the Option within the Exercise Period.

3.8   Adjustments

If:

the Common Shares are changed into or exchanged for a different number or kind of Shares of the Corporation or securities of another corporation, whether through an arrangement, amalgamation or other similar procedure or otherwise, or a share recapitalization, subdivision or consolidation;

a dividend is declared upon the Common Shares, payable in Common Shares (other than in lieu of dividends paid in the ordinary course);

the Corporation distributes by way of a dividend, or otherwise, to all or substantially all holders of Common Shares, property, evidences of indebtedness or Shares or other securities of the Corporation (other than Common Shares) or rights, options or warrants to acquire Common Shares or securities convertible into or exchangeable for Common Shares or other securities or property of the Corporation, other than as a dividend in the ordinary course; or

there is any other change that the Board, in its sole discretion, determines equitably requires an adjustment to be made,

Then, subject to any required action by the shareholders of the Corporation and any necessary approval of the Regulatory Authorities, any term that the Board determines requires adjustment (including the number of Common Shares subject to each outstanding Option and the number of Common Shares that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have again become available for the purposes of the Plan, the Exercise Price of each outstanding Option, as well as any other terms that the Board determines require adjustment) shall be adjusted by the Board in the manner the Board deems appropriate and its determination shall be final, binding and conclusive.  Except as the Board determines, no issuance by the Corporation of Shares of any class, or securities convertible into Shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Common Shares subject to an Option.  No fractional shares shall be issued upon the exercise of an Option and accordingly, if as a result of the adjustment, an Option Holder would become entitled to a fractional Common Share, such Option Holder shall have the right to purchase only the next lowest whole number of Common Shares and no payment or other adjustment shall be made with respect to the fractional interest so disregarded.

3.9   Vesting

The Board may determine and impose terms upon which an Option shall become vested and exercisable.  Unless otherwise specified by the Board at the time of the Option award, and subject to such other limits as may be imposed by corporate policies from time to time, all Options granted under the Plan shall vest and become exercisable in full upon grant.

Notwithstanding the foregoing, Options awarded to Consultants performing investor relations activities must vest in stages over 12 months with no more than one-quarter of the Options so awarded vesting in any three month period.

3.10  Personal Information Form and Monitoring of Trading

An Option Holder who becomes a new insider of the Corporation or who is undertaking investor relations activities must file a Personal Information Form or such other documents as may be required by the Regulatory Authorities.  An Option Holder who performs investor relations activities must comply with all procedures established by the Board or the Regulatory Authorities to monitor the Option Holder’s trading in the securities of the Corporation.

4.   EXERCISE OF OPTION

4.1   Exercise of Option

An Option may be exercised only by the Option Holder or the Personal Representative of the Option Holder.  An Option Holder or the Personal Representative of the Option Holder may exercise the vested portion or portions of an Option in whole or in part at any time or from time to time during the Exercise Period up to 5:00 p.m. local time in Ottawa, Ontario, Canada on the Expiry Date by delivering to the Administrator an Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to the Corporation in an amount equal to the aggregate Exercise Price of the Common Shares to be purchased pursuant to the exercise of the Option.

Notwithstanding any of the provisions contained in the Plan or in any Option, the Corporation's obligation to issue Shares to an Optionee pursuant to the exercise of an Option shall be subject to:

(a)
compliance with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated there under, the requirements of the Stock Exchange and any other stock exchange or quotation system on which Shares are then listed or quoted and the corporate laws of the State of Delaware;

(b)
completion of such registration or other qualification of such Shares or obtaining approval of such governmental authority or regulatory authority if any, as the Board shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;

(c)	the admission of such Shares to listing or quotation on the Stock Exchange and any other stock exchange or quotation system on which Shares are then listed or quoted;

(d)
the receipt from the Optionee of such representations, warranties, agreements and undertakings, as the Board determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction; and

(e)	the satisfaction of any conditions on exercise prescribed pursuant to section 3.04 hereof.

In this regard the Corporation shall, to the extent necessary, take all commercially reasonable steps to obtain such approvals, registrations and qualifications as may be necessary for the issuance of such Shares in compliance with applicable securities laws and for the listing of such Shares on the Stock Exchange.

4.2   Issue of Share Certificates

As soon as practicable following the receipt of the Exercise Notice, the Administrator shall cause to be delivered to the Option Holder a certificate for the Common Shares purchased by the Option Holder.  If the number of Common Shares in respect of which the Option was exercised is less than the number of Common Shares subject to the Option Certificate surrendered, the Administrator shall forward a new Option Certificate to the Option Holder concurrently with delivery of the share certificate for the balance of the Common Shares available under the Option.

4.3   Condition of Issue

The Options and the issue of Common Shares by the Corporation pursuant to the exercise of Options are subject to the terms and conditions of the Plan and compliance with the rules and policies of all applicable Regulatory Authorities with respect to the granting of such Options and the issuance and distribution of such Common Shares, and to all applicable Securities Laws.  The Option Holder agrees to comply with all such laws, regulations, rules and policies and agrees to furnish to the Corporation any information, reports or undertakings required to comply with, and to fully cooperate with, the Corporation in complying with such laws, regulations, rules and policies.

4.4   Taxes

The Board and the Corporation may take all such measures as they deem appropriate to ensure that the Corporation’s obligations under the withholding provisions under income tax laws applicable to the Corporation and other provisions of applicable laws are satisfied with respect to the issuance of Common Shares pursuant to the Plan or the grant or exercise of Options under the Plan.  Issuance of Common Shares or delivery of share certificates for Common Shares purchased pursuant to the Plan may be delayed, at the discretion of the Board, until the Board is satisfied that the applicable requirements of income tax laws and other applicable laws have been met.

5.   ADMINISTRATION

5.1   Administration

The Plan shall be administered by the Board.  The Board may make, amend and repeal at any time and from time to time such regulations not inconsistent with the Plan as it may deem necessary or advisable for the proper administration and operation of the Plan and such regulations shall form part of the Plan.  The Board may delegate to the Administrator or any director, officer or employee of the Corporation such administrative duties and powers as it may see fit.

5.2   Interpretation

The interpretation by the Board of any of the provisions of the Plan and any determination by it pursuant thereto shall be final and conclusive and shall not be subject to any dispute by any Option Holder.  No member of the Board or any person acting pursuant to authority delegated by it hereunder shall be liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Board and each such person shall be entitled to indemnification with respect to any such action or determination in the manner provided for by the Corporation.

6.   AMENDMENT, TERMINATION AND NOTICE

6.1   Amendments

The Board may, subject to the approval of any regulatory authority whose approval is required and the approval of shareholders where required by such regulatory authority, amend the Plan or any Option at any time.  Without limiting the generality of the foregoing, the Board is specifically authorized to amend the terms of the Plan or any Option without obtaining the approval of shareholders in the following circumstances:

amendments of a “housekeeping” nature including, but not limited to, of a clerical, grammatical or typographical nature;

to correct any defect, supply any information or reconcile any inconsistency in the Plan in such manner and to such extent as shall be deemed necessary or advisable to carry out the purposes of the Plan;

a change to the vesting provisions of any Option or the Plan;

amendments to reflect any changes in requirements of any Regulatory Authority to which the Corporation is subject;

a change to the termination provisions of an Option which does not result in an extension beyond the original term of the Option;

in the case of any Option, the substitutions and/or adjustments contemplated under section 3.8 of this Plan;

a change to the class of Eligible Persons that may participate under the Plan,

provided that, in the case of any Option, no such amendment may, without the consent of the Option Holder, materially decrease the rights or benefits accruing to such Option Holder or materially increase the obligations of such Option Holder and disinterested shareholder approval is required for any reduction in the exercise price of any Option or any extension of the term of an Option if the Option Holder is an insider at the time of the proposed amendment.

6.2   Amendment Subject to Approval

If the amendment of an Option requires regulatory or shareholder approval, such amendment may be made prior to such approvals being given, but no such amended Options may be exercised unless and until such approvals are given.

6.3   Approvals

The Plan and any amendments hereto are subject to all necessary approvals of the applicable Regulatory Authorities and shareholders.

16.4   Termination

The Board may terminate the Plan at any time provided that such termination shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to the date of such termination which shall continue to be governed by the provisions of the Plan.

6.5   Agreement

The Corporation and every Option awarded hereunder shall be bound by and subject to the terms and conditions of the Plan.  By accepting an Option granted hereunder, the Option Holder has expressly agreed with the Corporation to be bound by the terms and conditions of the Plan.

6.6   Notice

Any notice or other communication contemplated under the Plan to be given by the Corporation to an Option Holder shall be given by the Corporation delivering or faxing the notice to the Option Holder at the last address for the Option Holder in the Corporation’s records.  Any such notice shall be deemed to have been given on the date on which it was delivered, or in the case of fax, the next business day after transmission.  An Option Holder may, at any time, advise the Corporation of a change in the Option Holder’s address or fax number.

7.    OPTIONS GRANTED TO U.S. PARTICIPANTS

7.1   Definitions

The following definitions will apply for purposes of this Article 7:

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Disability” means, with respect to any U.S. Participant, that such U.S. Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted, or can be expected to last, for a continuous period of not less than twelve (12) months.  The preceding definition of the term “Disability” is intended to comply with, and will be interpreted consistently with, sections 22(e)(3) and 422(c)(6) of the Code.

Fair Market Value” means, with respect to any property (including, without limitation, any Share), the fair market value, as of a given date, of such property, determined by such methods or procedures as are established from time to time in good faith by the Board.  Unless otherwise determined by the Board, the fair market value of a Share as of a given date will be the Market Price as defined in Section 1.1(t), and without application of any discount otherwise permitted under the Plan.

“Grant Date” ” means, with respect to any Option, the date on which the Board makes the determination to grant such Option or any later date specified by the Board.

“Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” pursuant to section 422 of the Code.

“ISO Employee” means a person who is an employee of the Corporation (or of any Subsidiary) for purposes of section 422 of the Code.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

“Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, if each corporation in such chain (other than the Corporation) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  The preceding definition of the term “Parent” is intended to comply with, and will be interpreted consistently with, section 424(e) of the Code.

“Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, if each corporation (other than the last corporation) in such chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  The preceding definition of the term “Subsidiary” is intended to comply with, and will be interpreted consistently with, section 424(f) of the Code.

“U.S. Participant” means a Participant who is a citizen of the United States or a resident of the United States, in each case as defined in section 7701(a)(30)(A) and section 7701(b)(1)of the Code.

“10% Shareholder” means any person who owns, taking into account the constructive ownership rules set forth in section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or of any Parent or Subsidiary).

7.2   Terms and Conditions of Options Granted to U.S. Participants

In addition to the other provisions of this Plan (and notwithstanding any other provision of this Plan to the contrary), the following limitations and requirements will apply to Options granted to a U.S. Participant.

(a)	The number of Shares available for granting Incentive Stock Options under the Plan may not exceed 17,770,161.

(b)
The stock option agreement relating to any Option granted to a U.S. Participant shall specify whether such Option is an Incentive Stock Option or a Nonqualified Stock Option.  If no such specification is made, the Option will be (a) an Incentive Stock Option if all of the requirements under the Code are satisfied or (b) in all other cases, a Nonqualified Stock Option.

(c)
In addition to the other provisions of this Plan (and notwithstanding any other provision of this Plan to the contrary), the following limitations and requirements will apply to an Incentive Stock Option:

An Incentive Stock Option may be granted only to ISO Employees (including a director or officer who is also an ISO Employee) of the Corporation (or any Subsidiary of the Corporation).

The extent that  the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any U.S. Participant during any calendar year (under this Plan and all other plans of the Corporation and of any Parent or Subsidiary of the Corporation) exceeds US$100,000 or any limitation subsequently set forth in section 422(d) of the Code, such excess shall be considered Nonqualified Stock Options.

The exercise price payable per Share upon exercise of an Incentive Stock Option will not be less than 100% of the Fair Market Value of a Share on the Grant Date of such Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a U.S. Participant who, at the time such Incentive Stock Option is granted, is a 10% Shareholder, the exercise price payable per Share upon exercise of such Incentive Stock Option will be not less than 110% of the Fair Market Value of a Share on the Grant Date of such Incentive Stock Option.

An Incentive Stock Option will terminate and no longer be exercisable no later than ten years after the date of grant of such Incentive Stock Option; provided, however, that in the case of a grant of an Incentive Stock Option to a U.S. Participant who, at the time such Incentive Stock Option is granted, is a 10% Shareholder, such Incentive Stock Option will terminate and no longer be exercisable no later than five years after the date of grant of such Incentive Stock Option;

To the extent that an Incentive Stock Option is not exercised on or prior to the date that is three (3) months following the date on which the Participant ceases to be employed by the Corporation (or by any Parent or Subsidiary of the Corporation), such Option will no longer qualify as an Incentive Stock Option.  Notwithstanding the foregoing, if a Participant’s termination of employment is due to Disability, to the extent that an Incentive Stock Option is not exercised on or prior to the date that is one year following the date on which the Participant ceases to be employed by the Corporation (or by any subsidiary of the Corporation), such Option will no longer qualify as an Incentive Stock Option.  For greater certainty, the limitations in this paragraph govern the U.S. federal income tax treatment of an outstanding Option and whether it will continue to qualify as an ISO. Nothing in this paragraph shall have the effect of extending the period during which an Option otherwise may be exercised pursuant to its terms.  For purposes of this Section 4.2(c)(v), the employment of a U.S. Participant who has been granted and Incentive Stock Option will not be considered interrupted or terminated upon (a) sick leave, military leave or any other leave of absence approved by the Administrator that does not exceed ninety (90) days in the aggregate; provided, however, that if reemployment upon the expiration of any such leave is guaranteed by contract or applicable law, such ninety (90) day limitation will not apply, or (b) a transfer from one office of the Corporation (or of any Parent or Subsidiary) to another office of the Corporation (or of any Parent or Subsidiary) or a transfer between the Corporation and any Parent or Subsidiary.

An Incentive Stock Option granted to a U.S. Participant may be exercised during such U.S. Participant's lifetime only by such U.S. Participant;

An Incentive Stock Option granted to a U.S. Participant may not be transferred, assigned, pledged or hypothecated or otherwise disposed of by such U.S. Participant, except by will or by the laws of descent and distribution; and

No Incentive Stock Option will be granted more than ten years after the earlier of the date this Plan is adopted by the Board or the date this Plan is approved by the shareholders of the Corporation.

(d)
In the event that this Plan is not approved by the shareholders of the Corporation within twelve (12) months before or after the date on which this Plan is adopted by the Board, any Incentive Stock Option granted under this Plan will automatically be deemed to be a Nonqualified Stock Option.

7.3   Exemption From Section 409A

Options granted to U.S. Participants are intended to be exempt from section 409A of the Code.  The Plan, and Options granted under the Plan, will be interpreted and administered  accordingly.  The exercise price of such Options will not be less than the fair market value of a Common Share on the date of grant of the Option, with fair market value determined in accordance with applicable rules under section 409A of the Code.

APPENDIX B

Proposal 5 & 6 (Modifications to Bylaws of Industrial Minerals Inc.)

(Proposed Amended Version)

EXCERPTS FROM THE BYLAWS OF INDUSTRIAL MINERALS, INC.

(November 27, 2007)

Article I

Stockholders

7. Stockholder Meetings.

-QUORUM. The holders of one third of the outstanding shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business.  The stockholders present may adjourn the meeting despite the absence of a quorum.

Article III

Officers

The officers of the corporation shall consist of a President or CEO,Treasurer or CFO, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairperson of the Board of Directors, a Vice-Chairperson of the Board, an Executive Vice-President, one or more other Vice-Presidents, one or more Secretaries or Assistant Secretaries, one or more Assistant Treasurers, and such other officers with such titles as the resolution of the Board of Directors choosing them shall designate.

APPENDIX C

Proposal 5 & 6 (Modifications to Bylaws of Industrial Minerals Inc.)

(Blacklined Version)

EXCERPTS FROM THE BYLAWS OF INDUSTRIAL MINERALS, INC.

(November 27, 2007)

Article I

Stockholders

7. Stockholder Meetings.

-QUORUM. The holders of ~~a~~ one third ~~majority~~ of the outstanding shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business.  The stockholders present may adjourn the meeting despite the absence of a quorum.

Article III

Officers

The officers of the corporation shall consist of a President or CEO~~President~~, ~~a Secretary,~~ a Treasurer or CFO~~Treasurer~~, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairperson of the Board of Directors, a Vice-Chairperson of the Board, an Executive Vice-President, one or more other Vice-Presidents, one or more Secretaries or Assistant Secretaries, one or more Assistant Treasurers, and such other officers with such titles as the resolution of the Board of Directors choosing them shall designate.